Advisory Research Small Micro Cap Value Fund
A series of Investment Managers Series Trust

Supplement dated October 7, 2013
To the Prospectus and Statement of Additional Information dated February 28, 2013

Notice to Prospective Shareholders of Advisory Research Small Micro Cap Value Fund (the “Fund”):

Effective immediately, the Fund has changed its name from “Advisory Research Small Micro Cap Value Fund” to “Advisory Research Small Company Opportunities Fund”.  The Fund’s investment objective, principal investment strategies and principal risks will remain the same.

As of the date of this supplement, the Fund has not yet commenced operations and therefore is not available for purchase.  The Fund will commence operations on or about November 1, 2013.

Effective immediately, Brien M. O’Brien is no longer a portfolio manager of the Fund.

The following replaces any inconsistent information in the section titled “Fees and Expenses of the Fund” in the Fund’s Prospectus:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)	2.00%
Wire fee	$20
Overnight check delivery fee	$15
Retirement account fees (annual maintenance)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.80%
Distribution (Rule 12b-1) fees	None
Other expenses1	0.38%
Total annual fund operating expenses	1.18%
Fee waivers and/or expense reimbursements2	(0.08%)
Total annual fund operating expenses after fee waivers and/or expense reimbursements	1.10%

1	“Other expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates.

2
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.10% of average daily net assets of the Fund.  This agreement is in effect until February 28, 2014, and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, for fees waived or payments made for three years from the date of any such waiver or payment.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$112	$367

The following replaces any inconsistent information in the section titled “Management of the Fund - Investment Advisor” in the Fund’s Prospectus:

Fund	Advisory Fee (as a % of average daily net assets)
Small Company Opportunities Fund	0.80%

The following replaces any inconsistent information in the section titled “Management of the Fund - Fund Expenses” in the Fund’s Prospectus:

The Advisor has contractually agreed, however, to waive their fees and/or pay for expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.10% of average daily net assets of the Fund.

Please file this Supplement with your records.